Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended February 2005	PAGE 1

A.	DATES				Begin	End	# days

1	Determination Date					3/17/2005
2	Payment Date					3/21/2005
3	Collection Period				12/27/2004	2/26/2005	62
4	Monthly Interest Period- Actual				3/3/2005	3/20/2005	18
5	Monthly Interest- Scheduled						18

B.	SUMMARY

				Principal Payment
	Initial Balance		Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor

6	Class A-1 Notes	425,000,000.00	425,000,000.00	—	74,244,777.11	350,755,222.89	0.8253064
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,685,393,258.00	$—	$74,244,777.11	$1,611,148,480.89

12	Total Securitization Value	$1,685,393,258.00	$1,685,393,258.00			$1,630,175,094.69

					Per $1000	Principal& Interest	Per $1000
			Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes		2.9850%	634,312.50	1.4925000	74,879,089.61	176.1860932
14	Class A-2 Notes		3.5200%	739,200.00	1.7600000	739,200.00	1.7600000
15	Class A-3 Notes		3.8200%	926,350.00	1.9100000	926,350.00	1.9100000
16	Class A-4 Notes		3.9400%	334,900.00	1.9700000	334,900.00	1.9700000

	Equals: Total Securities			2,634,762.50		76,879,539.61

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received						64,411,085.63
18	Sales Proceeds — Early Terminations						15,251,517.74
19	Sales Proceeds — Scheduled Terminations						—
20	Security Deposits for Terminated Accounts						30,925.00
21	Excess Wear and Tear Received						—
22	Excess Mileage Charges Received						—
23	Other Recoveries Received						—

24	Subtotal: Total Collections						79,693,528.37

25	Repurchase Payments						—
26	Postmaturity Term Extension						—
27	Investment Earnings on Collection Account						—

28	Total Available Funds, prior to Servicer Advances						79,693,528.37

29	Servicer Advance						—

30	Total Available Funds						79,693,528.37

31	Reserve Account Draw						—

32	Available for Distribution						79,693,528.37

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)						—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods						—
36	Servicing Fee Due in Current Period						2,808,988.76
37	Servicing Fee Shortfall
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods						—
40	Administration Fee Due in Current Period						5,000.00
41	Administration Fee Shortfall						—
42	Interest Paid to Noteholders						2,634,762.50
43	First Priority Principal Distribution Amount						—
44	Amount Paid to Reserve Account to Reach Specified Balance						—
45	Subtotal: Remaining Available Funds					74,244,777.11
46	Regular Principal Distribution Amount					88,926,029.31
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)						74,244,777.11
48	Other Amounts paid to Trustees						—

49	Remaining Available Funds						—

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended February 2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. Of Collection Period)		1,500,000,000.00
52	Less: Aggregate Securitization Value (End of Collection Period)		(1,630,175,094.69)

53	First Priority Principal Distribution Amount (not less than zero)		—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. Of Collection Period)		1,500,000,000.00
56	Less: First Priority Principal Distribution Amount		—
57	Less: Targeted Note Balance		(1,411,073,970.69)

58	Regular Principal Distribution Amount		88,926,029.31

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)		1,630,175,094.69
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitzation Value)		(219,101,124.00)

62	Targeted Note Balance		1,411,073,970.69

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)		79,693,528.37
65	Less: Payment Date Advance Reimbursement (Item 77)		—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)		2,808,988.76
67	Less: Administration Fees Paid (Items 38, 39 and 40)		5,000.00
68	Less: Interest Paid to Noteholders (Item 42)		2,634,762.50
69	Less: 1st Priority Principal Distribution (Item 43)		—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		74,244,777.11
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)		—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)		74,244,777.11

74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)		—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance		—
77	Payment Date Advance Reimbursement		—
78	Additional Payment Advances for current period		—

79	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58

83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		—

85	Subtotal: Reserve Fund Available for Distribution		16,853,932.58
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,853,932.58
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		—

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts

93	Aggregate Securitization Value for Scheduled Terminated Units	—	—
94	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		—
95	Less: Excess Wear and Tear Received		—
96	Less: Excess Mileage Received		—

97	Current Period Net Residual Losses/(Gains)	—	—

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	—	—
100	Current Period Net Residual Losses (Item 97)	—	—

101	Ending Cumulative Net Residual Losses	—	—

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended February 2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,630,175,095
105	Number of Current Contracts		72,157	71,507
106	Weighted Average Lease Rate		3.59%	3.58%
107	Average Remaining Term		27.48	25.47
108	Average Original Term		42.98	42.97
109	Monthly Prepayment Speed			83%

		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	72,157	1,871,509,386	1,685,393,259
111	Depreciation/Payments		(51,449,022)	(40,939,759)
112	Gross Credit Losses	(1)	(17,108)	(18,127)
113	Early Terminations	(649)	(15,293,475)	(14,260,279)
114	Scheduled Terminations	—	—	—
115	Repurchase/Reallocation	—	—	—

116	Pool Balance - End of Period	71,507	1,804,749,780	1,630,175,095

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	71,083	1,621,476,424	99.47%
119	31 - 90 Days Delinquent	415	8,512,491	0.52%
120	90+ Days Delinquent	9	186,180	0.01%

121	Total	71,507	1,630,175,095	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		1	18,127
124	Aggregate Liquidation Proceeds on charged-off units			(476)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		1	17,651

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		—	—
129	Current Period Net Credit Losses (Item 119)		1	17,651

130	Ending Cumulative Net Residual Losses		1	17,651

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.00%

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended February 2005	PAGE 4

Scheduled
Payment Date	Reduction(1)
4/20/2005	19,548,982
5/20/2005	19,665,478
6/20/2005	19,745,851
7/20/2005	22,610,746
8/20/2005	38,286,551
9/20/2005	40,402,792
10/20/2005	48,455,488
11/20/2005	48,585,350
12/20/2005	43,776,916
1/20/2006	40,265,271
2/20/2006	37,995,974
3/20/2006	35,922,871
4/20/2006	39,678,305
5/20/2006	35,872,650
6/20/2006	32,088,546
7/20/2006	34,178,935
8/20/2006	50,206,282
9/20/2006	51,351,412
10/20/2006	51,587,555
11/20/2006	51,848,582
12/20/2006	52,354,590
1/20/2007	52,971,118
2/20/2007	44,173,379
3/20/2007	36,045,713
4/20/2007	36,934,666
5/20/2007	35,724,530
6/20/2007	28,460,311
7/20/2007	30,724,653
8/20/2007	35,687,301
9/20/2007	37,462,839
10/20/2007	42,753,432
11/20/2007	36,004,158
12/20/2007	33,358,227
1/20/2008	29,186,069
2/20/2008	23,392,503
3/20/2008	36,260,101
4/20/2008	47,839,877
5/20/2008	28,739,989
6/20/2008	34,343,971
7/20/2008	35,156,760
8/20/2008	24,866,793
9/20/2008	22,723,380
10/20/2008	21,693,055
11/20/2008	15,935,365
12/20/2008	22,665,314
1/20/2009	16,928,849
2/20/2009	1,028,735
3/20/2009	262,590
4/20/2009	241,325
5/20/2009	199,739
6/20/2009	221,871
7/20/2009	264,910
8/20/2009	290,752
9/20/2009	308,885
10/20/2009	642,472
11/20/2009	776,733
12/20/2009	997,215
1/20/2010	469,529
2/20/2010	8,865

Total	1,630,175,095

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option excercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.